EXHIBIT 1
                                                                     ---------







               ----------------------------------------------------

                              AMENDED AND RESTATED
                                    PRIMEWEST
                                ROYALTY AGREEMENT


               ----------------------------------------------------






                                                                   MAY 5, 2005


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                                TABLE OF CONTENTS


                                    ARTICLE 1
                                 INTERPRETATION

1.1         Definitions.......................................................1
1.2         1990 CAPL Terms - Additional Definitions.........................15
1.3         Number and Gender................................................15
1.4         References.......................................................16
1.5         Choice of Law....................................................16
1.6         Attornment.......................................................16
1.7         Monetary Sums....................................................16
1.8         Amendments to Agreements and Laws................................16
1.9         Meaning of "accrued" and "incurred"..............................16
1.10        Effect of Restatement............................................17

                                    ARTICLE 2
                                     ROYALTY

2.1         Grant of Royalty.................................................18
2.2         Payment for Royalty..............................................18
2.3         Deferred Purchase Price Obligation...............................19
2.4         Royalty..........................................................20
2.5         Right to Take In Kind............................................20
2.6         Royalty Share of Production not Taken in Kind....................22
2.7         Petroleum Substances Lost or Used in Operations..................22
2.8         Not an Interest In Land..........................................22
2.9         Reimbursement of Non-Deductible Crown Royalties..................22

                                    ARTICLE 3
                                   ACCOUNTING

3.1         Payments.........................................................23
3.2         Statements.......................................................23
3.3         Overpayments.....................................................24
3.4         Carry Forward of Deductible Production Costs.....................24
3.5         Collection of Production Revenues and Other Revenues.............24
3.6         Payment of Production Costs......................................24

                                    ARTICLE 4
                                    INSURANCE

4.1         Insurance........................................................24


                                     (i)

                                    ARTICLE 5
                                BOOKS AND RECORDS

5.1         Examination......................................................25
5.2         Audit............................................................25
5.3         Confidentiality..................................................25

                                    ARTICLE 6
                                   OPERATIONS

6.1         Generally........................................................26
6.2         No Obligation to Develop.........................................27
6.3         Compliance with and Maintenance of Properties Agreements.........27
6.4         Rights and Obligations...........................................27
6.5         Marketing........................................................28
6.6         Additional Title and Operating Documents.........................28
6.7         Restriction on Capital Expenditures..............................28
6.8         No Exploratory Operations........................................28
6.9         No Other Businesses..............................................29
6.10        Credit Facilities Unaffected.....................................29
6.11        Grant and Assignment of Security.................................29
6.12        Restrictions on Future Acquisitions..............................29

                                    ARTICLE 7
                                    RESERVES

7.1         Establishment....................................................30
7.2         Contributions to the Reserves....................................30
7.3         Use of the Reserves..............................................31
7.4         Termination of the Reserves......................................31
7.5         Reclamation Trust................................................32

                                    ARTICLE 8
                 POOLING, UNITIZATION, SURRENDER AND ABANDONMENT

8.1         Pooling and Unitization..........................................33
8.2         Surrender........................................................33
8.3         Abandonment......................................................33

                                    ARTICLE 9
                                   ASSIGNMENT

9.1         Assignment.......................................................33
9.2         Multiple Royalty Owners..........................................34
9.3         Dispositions Subject to This Agreement...........................34


                                     (ii)

                                   ARTICLE 10
                                TERM OF AGREEMENT

10.1        Term.............................................................34

                                   ARTICLE 11
                                  DISPOSITIONS

11.1        Restrictions on Disposition of Properties........................35
11.2        Dispositions of Tangibles and Miscellaneous Assets...............35
11.3        Dispositions of Petroleum and Natural Gas Rights.................35
11.4        Concurrent Disposition Documentation.............................36
11.5        Merger on Concurrent Disposition.................................36
11.6        Proceeds of a Concurrent Disposition.............................36
11.7        Merger upon Farmout..............................................37

                                   ARTICLE 12
                              NOTICES AND PAYMENTS

12.1        Addresses for Service and Payments...............................37
12.2        Giving and Deemed Receipt of Notices.............................37
12.3        Addresses........................................................38
12.4        Change of Address................................................38

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1        Enurement........................................................38
13.2        Waivers in Writing...............................................38
13.3        Time of Essence..................................................39
13.4        No Partnership...................................................39
13.5        Severability.....................................................39
13.6        Amendments.......................................................39

                                   ARTICLE 14
                             CONCERNING THE TRUSTEE

14.1        Acknowledgment...................................................40



                                    (iii)

                AMENDED AND RESTATED PRIMEWEST ROYALTY AGREEMENT

         THIS AGREEMENT is made as of the 16th day of October, 1996 and amended and restated as of the 5th day of May, 2005.

BETWEEN:

                              PRIMEWEST ENERGY INC.
                  a body corporate amalgamated pursuant to the laws of Alberta (hereinafter called the "GRANTOR")

                                     - and -

                      COMPUTERSHARE TRUST COMPANY OF CANADA
                  a trust company incorporated under the laws of Canada, in its capacity as trustee of PrimeWest Energy Trust, a trust formed under the laws of the Province of Alberta pursuant to the Declaration of Trust
                  (hereinafter called the "ROYALTY OWNER")

         WHEREAS the Grantor has agreed to grant the Royalty to the Royalty Owner and the Royalty Owner has agreed to purchase and accept the Royalty from the Grantor, on the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the covenants hereinafter set forth, the Parties hereby agree as follows:

                                   ARTICLE 1
                                INTERPRETATION

1.1      DEFINITIONS

         In this Agreement, including this Article, the following words and expressions shall have the following meanings:

"ACQUISITION" means an acquisition by the Grantor of Petroleum and Natural Gas Rights or interests therein, whether directly or indirectly through the acquisition by the Grantor of all of the outstanding securities of an entity which owns Petroleum and Natural Gas Rights or interests therein; provided that in respect of such indirect acquisition the Petroleum and Natural Gas Rights owned by the entity become subject to the Royalty, either by themselves or together with interests in related Tangibles and Miscellaneous Assets;

"ACQUISITION COSTS" means costs and expenses incurred by the Grantor in making an Acquisition including, without limitation, the purchase price paid pursuant thereto (net

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                                     -2-


of all adjustments thereto), brokers fees and commissions, costs of registration of conveyances of title and fees and expenses of consultants (including lawyers, landmen and engineering and other technical and financial advisors);

"AFFILIATE" means, with respect to the relationship between corporations, that one of them is controlled by the other or that both of them are controlled by the same Person and for this purpose a corporation shall be deemed to be controlled by the Person who owns or effectively controls, other than by way of security only, sufficient voting shares of the corporation (whether directly through the ownership of shares of the corporation or indirectly through the ownership of shares of another corporation or otherwise) to elect the majority of its board of directors, provided that a partnership which is comprised solely of corporations which are Affiliates, as described above, shall be deemed to be an Affiliate of each such corporation and its other Affiliates;

"AGREEMENT", "HEREIN", "HERETO", "HEREOF" and similar expressions refer to this Royalty Agreement, and any agreement amending this Royalty Agreement;

"AMOCO" means Amoco Canada Petroleum Company Ltd.;

"AMOCO SALE AGREEMENT" means the Agreement of Purchase and Sale dated as of the 1st day of August, 1996 between Amoco Canada Petroleum Company Ltd. and 3061434 Canada Ltd., as vendor, and the Grantor, as purchaser, as amended;

"AMOCO TAX INDEMNITY" means the tax indemnity granted by Amoco in favour of the Grantor and the Trust pursuant to the Amoco Sale Agreement;

"ARTC" means credits or rebates in respect of Crown Royalties which are paid or credited by the Crown, including those paid or credited under the ALBERTA CORPORATE TAX ACT which are commonly known as "Alberta Royalty Tax Credits";

"BUSINESS DAY" means a day other than a Saturday, Sunday or statutory holiday in Alberta;

"CAPITAL EXPENDITURES" means:

(a)      drilling costs, completion costs and equipping costs; and

(b) other costs relating to the Properties which would be classified as capital costs in accordance with GAAP;

but does not include Acquisition Costs;

"COMMODITY PRICE SWAPS" means swap, hedging and other arrangements made by the Grantor, from time to time, in respect of commodity prices the purpose of which is to

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                                     -3-


mitigate or eliminate exposure to fluctuations in prices of commodities which affect Production Costs or revenues attributable to the Properties;

"CONCURRENT DISPOSITION" has the meaning given to such term in section 11.3;

"CREDIT FACILITIES" means the credit facilities made available to the Grantor, from time to time, to fund the payment of or to refinance the payment of Acquisition Costs, Production Costs and payment of the Royalty and includes, in any event, the Initial Credit Facilities and all amendments thereto, substitutions therefor and replacements thereof;

"CROWN" means Her Majesty the Queen in Right of Canada or a Province thereof;

"CROWN ROYALTIES" means any amount paid or payable to or received or receivable by the Crown by virtue of an obligation imposed by statute or a contractual obligation substituted for an obligation imposed by statute as a royalty, tax (other than a municipal or school tax), lease rental or bonus or an amount in lieu thereof that may reasonably be regarded as being in relation to the acquisition, development or ownership of Petroleum and Natural Gas Rights or the production of Petroleum Substances;

"CURRENCY SWAPS" means swap, hedging and other arrangements made by the Grantor, from time to time, in respect of rates of exchange of currencies the purpose of which is to mitigate or eliminate exposure to fluctuations in prices of commodities which affect Production Costs or revenues attributable to the Properties;

"DEBT SERVICE COSTS" means, in respect of a Month and without duplication:

(a) all interest, penalties, fees, indemnities, legal costs, and other costs, expenses and disbursements for which the Grantor is liable pursuant to the Credit Facilities and which, in each case, accrue during such Month;

(b) plus all amounts payable during such Month on account of principal pursuant to the Credit Facilities including, without limitation, scheduled, prepaid (voluntary or mandatory) and accelerated principal and (subject to the provisos below) amounts required to be paid on account of banker's acceptances and letters of credit (other than fees described in (a) above);

(c) plus (if there is a net loss) or minus (if there is a net profit) the net profit or loss from Interest Rate Swaps which accrues during such Month;

provided that the difference between the face amount of a banker's acceptance which is issued and accepted pursuant to the Credit Facilities and its discount proceeds (such difference being the "imputed interest") shall be treated as interest accruing at the times that it is considered to accrue in accordance with GAAP and provided that when the Grantor becomes liable under the Credit Facilities to pay the face amount of a banker's acceptance, the face amount less the amount of imputed interest for such banker's acceptance shall be included in the Debt Service Costs;

"DECLARATION OF TRUST" means the Amended and Restated Declaration of Trust dated as of August 2, 1996, restated November 6, 2002 and amended as of May 6, 2004 between the Grantor and Computershare Trust Company of Canada providing for the establishment of the Royalty Owner and the creation and issue of Units, as amended from time to time;

"DEDUCTIBLE PRODUCTION COSTS" means, in respect of a Month and without duplication:

(a) 99% of the aggregate of all Production Costs for that Month excluding those paid with:

         (i) the proceeds of sale from a Concurrent Disposition that are allocated pursuant to section 11.6 to the interests in the Royalty sold by the Trust;

         (ii) the proceeds from the sale of all or substantially all of Properties;

         (iii)    withdrawals from the Reserves;

         (iv)     advances made pursuant to the Credit Facilities; or

         (v)      the net  proceeds  of the issue of Units paid to the Grantor
                  on  account  of  the  Deferred   Purchase  Price  Obligation
                  pursuant to section 2.2(b); and

(b) Deductible Production Costs which are carried forward to such Month pursuant to section 3.4;

"DEFERRED PURCHASE PRICE OBLIGATION" means an amount equal to 99% of the aggregate of:

(a) that portion of Future Acquisition Costs which are attributable to Canadian resource property (as defined in the INCOME TAX ACT (Canada)); and

(b) the Capital Expenditures in respect of the Properties which the Grantor designates as a Deferred Purchase Price Obligation.

"EXCESS OTHER  REVENUE  RESERVE" has the meaning given to such term in section
7.1;

"FACILITIES" means gas processing plants, gas compression facilities, gas gathering facilities, crude oil batteries, crude oil pipelines and similar facilities in which Petroleum

Substances are compressed, processed, gathered, transported, treated, measured or stored and which are located near the oil or gas wells from which such Petroleum Substances are produced;

"FINAL INSTALMENTS" means the final instalments payable by holders of Instalment Receipts;

"FUTURE ACQUISITION COSTS" means Acquisition Costs of Future Properties;

"FUTURE PROPERTIES" means Properties acquired by the Grantor after October 16, 1996, which for greater certainty excludes the Initial Properties;

"GENERAL AND ADMINISTRATIVE EXPENSES" means all costs and expenses incurred in the management and administration of the Grantor and the Trust including, without limitation:

(a) all reasonable costs and expenses related to the Grantor or the Trust and paid by or on behalf of the Grantor or the Trust or their Affiliates;

(b) all reasonable costs and expenses incurred by the Grantor including, without limitation, costs and expenses incurred in respect of auditing, accounting, bookkeeping, rent and other leasehold expenses, legal, land administration, engineering, travel, telephone, data processing, reporting, executive and management time and salaries;

(c) fees payable pursuant to the Declaration of Trust to the trustee of the Trust; and

(d) all costs and expenses approved by the board of directors of the Grantor either separately or as part of an approved budget as General and Administrative Expenses;

"GAAP" means, as of any time, generally accepted accounting principles in Canada as at such time;

"GRANTOR'S SHARE" means the share (determined as if the Royalty had not been granted) which is attributable to the Properties for which the Grantor is responsible or to which the Grantor is entitled, including amounts apportioned to the Grantor under the Initial Purchase Agreements for the period from the Reference Date to October 16, 1996;

"GRANTOR'S SHARE OF PRODUCTION" means the production of Petroleum Substances from the Royalty Lands and lands pooled or unitized therewith to which the Grantor is entitled by virtue of owning the Properties, determined as if the Royalty had not been granted, including amounts apportioned to the Grantor under the Initial Purchase Agreements for the period from the Reference Date to October 16, 1996;

"INITIAL  ACQUISITION  COSTS"  means  the  Acquisition  Costs  of the  Initial
Properties;

"INITIAL CREDIT FACILITIES" means the Cdn. $75,000,000 Extendible Revolving/Non-Revolving Term Credit Facility Agreement between the Grantor (as borrower) and Canadian Imperial Bank of Commerce (as lender) dated as of October 16, 1996 and all amendments thereto, replacements thereof, substitutions therefor and additions and supplements thereto;

"INITIAL PROPERTIES" means the Properties acquired by the Grantor pursuant to the Initial Purchase Agreements;

"INITIAL PURCHASE AGREEMENTS" means the following agreements of purchase and sale:

(a)      the Amoco Sale Agreement; and

(b) the Agreement of Purchase and Sale dated as of the 9th day of September, 1996 between Amoco Canada Petroleum Company Ltd., Amoco Canada Oil and Gas and Starvest, as vendor, and the Grantor, as purchaser, as amended;

"INSTALMENT RECEIPTS" means the instalment receipts issued to Unitholders pursuant to and in accordance with that certain final prospectus respecting the initial public offering by the Trust;

"INTEREST RATE SWAPS" means interest rate swaps, hedging and other arrangements made by the Grantor, from time to time, the purpose of which is to mitigate or eliminate exposure to fluctuations in interest rates applicable to the Credit Facilities or other interest rates which affect Production Costs;

"LEASES" means the Crown and freehold petroleum and natural gas leases, licences, permits and similar instruments pursuant to which the Grantor derives its interests in the Petroleum and Natural Gas Rights comprised in the Properties;

"LENDER" means:

(a)      any lender that makes the Credit Facilities available to the Grantor;
         and

(b)      any Person with whom the Grantor makes Swap Arrangements;

"MISCELLANEOUS ASSETS" means all properties, assets and rights which are related to Petroleum and Natural Gas Rights or Tangibles (other than Petroleum and Natural Gas Rights and Tangibles), including, without limitation:

(a)      Title and Operating Documents;

(b)      Surface Rights;

(c)      books and records;

(d)      well files, production records and similar data and information;

(e)      injection wells;

(f)      geological, seismic and similar data; and

(g) permits, licences and authorizations required to own or operate wells or Tangibles;

"MONTH" means a period commencing at 8:00 a.m. Calgary time on the first day of a calendar month and ending at 8:00 a.m. Calgary time on the first day of the following calendar month;

"MONTHLY ROYALTY PAYMENT" means, in respect of a Month, the payment for such Month to which the Royalty Owner is entitled pursuant to Section 2.4(b);

"NON-DEDUCTIBLE CROWN ROYALTIES" means Crown Royalties which are:

(a) required to be included in taxable income pursuant to section 12(1)(o) of the INCOME TAX ACT (Canada) or any replacement thereof or substitution therefor; or

(b) not permitted to be used as deductions in computing taxable income pursuant to section 18(1)(m) of the INCOME TAX ACT (Canada) or any replacement thereof or substitution therefor;

"OTHER REVENUES" means, in respect of a Month, the Grantor's Share of all revenues which accrue during such Month in respect of the Properties, including, without limitation:

(a) fees and similar payments made by third parties for the processing, transportation, gathering or treatment of their Petroleum Substances in, by or through Tangibles;

(b)      proceeds from the sale of Tangibles and Miscellaneous Interests;

(c) insurance proceeds paid to the Grantor, property damage insurance and third party liability insurance;

(d)      income from investing the Reserves;

(e) proceeds from the sale or licensing of geological, seismic and similar data;

(f)      inducements, incentives, rebates and credits in respect of Production
         Costs;

(g) royalty and similar income received in respect of the Properties which are not included in Production Revenues;

(h) take or pay and similar payments made to the Grantor in lieu of a buyer purchasing some of the Grantor's Share of Production or as compensation for a buyer not purchasing some of the Grantor's Share of Production;

(i)      overhead and other cost recoveries; and

(j) the net profit or loss (which will be a negative amount for purposes of computing the Other Revenues if there is a net loss) from Currency Swaps which accrue during such Month but excluding any net losses which have been reimbursed to the Grantor by the Royalty Owner pursuant to section 2.5(e);

but shall not include:

(k) any proceeds of sale from any Concurrent Disposition that are allocated pursuant to section 11.6 to the interests in the Royalty sold by the Trust or to the interest in Petroleum and Natural Gas Rights sold by the Grantor;

(l)      Production Revenues;

(m) amounts paid by Amoco as a contribution to the Reclamation Fund as provided for in section 7.2(b);

(n)      amounts recovered under the Amoco Tax Indemnity;

(o) funds reimbursed to the Grantor by the Trust on account of any Non-Deductible Crown Royalties paid by the Grantor;

(p) funds paid to the Grantor by the Trust on account of the Deferred Purchase Price Obligation;

(q)      funds withdrawn by the Grantor from the Reserves;

(r)      any funds advanced to the Grantor under the Credit Facilities;

(s) any proceeds from the sale of all or substantially all of the Properties; or

(t) ARTC payable to the Royalty Owner in respect of Non-Deductible Crown Royalties which the Royalty Owner reimburses to the Grantor;

provided that to the extent that take or pay or similar payments which have been accounted for in Other Revenues are thereafter credited or set off against or otherwise reduce the proceeds of sale of the Grantor's Share of Production, only the proceeds (if any) of such sale after taking such reduction into account will be included in Production Revenues;

"PARTY" means either the Royalty Owner or the Grantor and "PARTIES" means both of them;

"PERMITTED INVESTMENTS" means:

(a) obligations issued or guaranteed by the government of Canada or any province of Canada or any agency thereof;

(b) term deposits, guaranteed investment certificates, certificates of deposit or bankers' acceptances of or guaranteed by any Canadian chartered bank or other financial institution the short-term debt or deposits of which have been rated at least A or the equivalent by Standard & Poor's, Moody's Canada Inc. or Dominion Bond Rating Service Limited;

(c) equity securities and debt obligations of entities other than the Grantor whose debt obligations are rated at least investment grade by Standard & Poor's, Dominion Bond Rating Service Limited or another nationally recognized ratings agency and which the Grantor determines, acting reasonably and prudently, constitute secure investments; and

(d) money market instruments or funds which the Grantor determines, acting reasonably and prudently, constitute secure investments;

"PERSON" includes an individual, a body corporate, a partnership (limited or general), a joint venture, a trust, a union, a pension fund, a government and a governmental agency;

"PETROLEUM AND NATURAL GAS RIGHTS" means:

(a) rights to explore for, drill for, produce, save and market Petroleum Substances, including fee simple interests in Petroleum Substances and interests granted pursuant to instruments commonly known as Crown or freehold petroleum and/or natural gas leases;

(b) royalty interests, net profits interests and similar interests pursuant to which the owner thereof is entitled to a share of the production of Petroleum Substances from the lands or wells to which the interests relate or to a payment calculated by reference to the quantity of such production or to a payment calculated by the proceeds, (whether gross or net) received from the sale of such production; and

(c)      rights to acquire the foregoing;

"PETROLEUM SUBSTANCES" means crude oil, petroleum, natural gas and related hydrocarbons except coal, including condensate and natural gas liquids and all other substances (including sulphur and its compounds), whether liquid, solid or gaseous and whether hydrocarbons or not, produced in association therewith;

"PLEDGE ASSIGNMENT AGREEMENT" means the agreement dated as of October 16, 1996 among the Trust, Montreal Trust Company of Canada in its capacity as Custodian, Montreal Trust Company in its capacity as Security Agent, the Grantor, Amoco and 3061434 Canada Ltd., pursuant to which the rights and entitlements of the Trust to be paid the Final Instalments are assigned together with the pledge of the units of the Trust as security for those payments being made, firstly by the Trust to the Grantor and secondly by the Grantor to the vendors under the Amoco Sale Agreement;

"PROBABLE RESERVES" means those reserves which analysis of drilling, geological, geophysical and engineering data does not demonstrate to be proved, but where such analysis suggests the likelihood of their existence and future recovery under current technology and existing or anticipated economic conditions provided that the Probable Reserves to be obtained by the application of enhanced recovery processes will be the increased recovery over and above that included in Proved Reserves which can be realistically estimated for the pool on the basis of enhanced recovery processes which can be reasonably expected to be instituted in the future;

"PRODUCTION COSTS" means, in respect of a Month and without duplication, the following items:

(a) Debt Service Costs other than Debt Service Costs which have been included in Production Costs for any previous Month;

(b) the Grantor's Share of all costs and expenses (including both operating costs and capital costs) in respect of the Properties incurred in such Month, including, without limitation:

         (i)      costs and expenses of obtaining  (other than  pursuant to an
                  Acquisition),   processing,  reprocessing  and  interpreting
                  seismic, geological and other data;

         (ii) drilling costs, completion costs, equipping costs and operating costs of wells (including, without limitation, costs of redrilling, deepening, plugging-back, side-tracking, fracing and acidizing wells and costs and expenses of work-overs);

         (iii) costs and expenses of waterflood, miscible flood and other secondary and tertiary recovery operations,

         (iv) costs and expenses of compressing, dehydrating, gathering, treating and processing the Grantor's Share of Production;

         (v) costs and expenses of acquiring Tangibles (including costs and expenses of constructing Facilities), except when acquired pursuant to Acquisitions, and costs and expenses of maintaining, repairing and operating Tangibles;

         (vi) amounts payable in respect of royalties and similar burdens (including freehold lessors' royalties and gross overriding royalties) to which the Properties are subject, other than Non-Deductible Crown Royalties;

         (vii) amounts payable in respect of Surface Rights, including bonuses and rentals;

         (viii) costs and expenses of acquiring Miscellaneous Assets, except when acquired pursuant to Acquisitions;

         (ix) costs and expenses of transporting (whether by pipelines, trucking or otherwise) the Grantor's Share of Production;

         (x) costs and expenses of delivery and sale of the Grantor's Share of Production, including marketing fees;

         (xi)     insurance premiums and other similar premiums and charges;

         (xii) costs and expenses of repairing, replacing or remediating any loss or damage for which the Grantor has received insurance proceeds in respect thereof;

         (xiii) property, municipal, production, ad valorem, mineral and other taxes and assessments in respect of the Properties or the operation thereof or the production of Petroleum Substances therefrom;

         (xiv)    costs and expenses of generating Other Revenues;

         (xv)     costs  and  expenses  (including   settlement  payments  and
                  payments of judgements) payable in respect of Third Party claims arising in connection with the Properties;

         (xvi)    costs   and   expenses   of   abandonment   of   wells   and
                  decommissioning of Facilities and other Tangibles and of reclaiming and restoring the surface sites thereof;

         (xvii) costs and expenses of clean-up and remediation of spills of hazardous substances and other environmental damage; (xviii) costs and expenses of drilling, equipping and operating injection wells; and

         (xix) all other costs and expenses (including both operating costs and capital costs) which are payable pursuant to the Title and Operating Documents;

(c) current income taxes, capital taxes and other direct taxes of the Grantor which accrue during such Month less amounts in respect of such taxes recovered from Amoco under the Amoco Tax Indemnity;

(d)      the cost of the disposition of any interest in the Properties;

(e) the portion (if any) of the Production Revenues and Other Revenues which accrue during such Month and which are paid to any of the Reserves which for greater certainty shall not include amounts paid to the Reclamation Fund from funds received from Amoco as provided for in section 7.2(b);

(f) General and Administrative Expenses incurred by the Grantor for the Month;

(g)      Acquisition Costs, other than Initial Acquisition Costs; and

(h) all amounts required to be paid to the trustee of the Trust pursuant to the Declaration of Trust, including, without limitation, all amounts required to be paid to such trustee pursuant to indemnification provisions contained in the Declaration of Trust;

provided,  however, that such costs and expenses do not include Non-Deductible
Crown  Royalties,   Initial   Acquisition  Costs,   depreciation,   depletion,
amortization, deferred taxes or losses from Commodity Price Swaps;

"PRODUCTION COSTS RESERVE" has the meaning given to such term in section 7.1;

"PRODUCTION REVENUES" means, in respect of a Month, the aggregate of:

(a) the gross proceeds from the sale of the Grantor's Share of Production which accrue during such Month;

(b) the net profit or loss (which will be a negative amount for purposes of computing the Production Revenues if there is a net loss) from Commodity Price Swaps which accrue during such Month but excluding any net losses which have been reimbursed to the Grantor by the Royalty Owner pursuant to section 2.5(e); and

(c) rentals or royalties computed by reference to the amount or value of production from a Canadian resource property (as defined in the INCOME TAX ACT (Canada));

provided that Production Revenues do not include ARTC;

"PROPERTIES" means all interests in Petroleum and Natural Gas Rights and in related Tangibles and Miscellaneous Assets beneficially owned by the Grantor from time to time, including the Initial Properties;

"PROVED RESERVES" means reserves estimated as recoverable with a high degree of certainty under current technology and existing economic conditions in the case of constant price and cost analyses and anticipated economic conditions in the case of escalated price and cost analyses, from that portion of a reservoir which can be reasonably evaluated as economically productive on the basis of analysis of drilling, geological, geophysical and engineering data, including the reserves to be obtained by enhanced recovery processes demonstrated to be economic and technically successful in the subject reservoir;

"RECLAMATION FUND" has the meaning given to such term in section 7.1;

"REFERENCE DATE" means September 1, 1996;

"RESERVES" means collectively the Excess Other Revenue Reserve, the Production Costs Reserve and the Reclamation Fund;

"RESERVE VALUE" means, in respect of a Property, the present worth of all of the estimated pre-tax net cash flow from the Proved Reserves and 50% of the estimated pre-tax net cash flow from the Probable Reserves shown in the most recent engineering report relating to such Property, discounted at 15% per annum and using escalating price and cost assumptions;

"ROYALTY" means the royalty described herein;

"ROYALTY LANDS" means the lands to which the Petroleum and Natural Gas Rights comprised in the Properties relate;

"ROYALTY REVENUES" means, in respect of a Month, 99% of the aggregate of:

(a)      the Production Revenues for such Month; and

(b)      the Other Revenues for such Month;

provided that:

(c) if, pursuant to this Agreement, the Royalty Owner elects to take the Royalty Share of Production in kind during a Month, the Royalty Revenues for such Month shall not include any Production Revenues from the sale of Petroleum Substances taken in kind during the Month; and

(d) the portion of the Other Revenues for a Month in excess of 10% of the total of the Other Revenues for the Month and the Production Revenues for the Month shall not be included in the Royalty Revenues for the Month, but shall be deposited to the Excess Other Revenue Reserve in accordance with section 7.2(a);

"ROYALTY SHARE OF PRODUCTION" means, in respect of a Month, 99% of the Grantor's Share of Production produced during such Month;

"SPECIAL RESOLUTION" has the meaning given to such term in the Declaration of Trust;

"STARVEST"  means  collectively,  94012 Canada Inc.,  94013 Canada Inc., 94014
Canada Inc.,  94015 Canada Inc.,  94017 Canada Inc.,  94018 Canada Inc., 94019
Canada Inc.,  94020 Canada Inc.,  94021 Canada Inc.,  94023 Canada Inc., 94024
Canada Inc.,  94025 Canada Inc.,  94026  Canada Inc.,  Pendom  Limited,  94028
Canada Inc., 94029 Canada Inc., 94030 Canada Inc., 94031 Canada Inc., 94032 Canada Inc., and 94034 Canada Inc.;

"SURFACE RIGHTS" means interests in the surface of lands which are used or held for use in connection with Petroleum and Natural Gas Rights or Tangibles, including:

(a) rights to use the surface of lands for purposes of drilling and operating oil and gas wells or injection wells;

(b) rights to use the surface of lands for the location of Tangibles or in connection with the operation thereof; and

(c) rights to use the surface of lands to gain access to such wells or such Tangibles;

and including surface leases, licenses of occupation, roads, road use agreements, pipeline easements and similar rights;

"SWAP ARRANGEMENTS" means Commodity Price Swaps, Currency Swaps and Interest Rate Swaps;

"TANGIBLES"  means  all  tangible  property,   apparatus,   plant,  equipment,
machinery and facilities used or held for use, from time to time, for purposes of producing Petroleum

Substances from the Royalty Lands or lands pooled or unitized therewith or for storing, measuring, compressing, treating, processing or collecting such Petroleum Substances, including wellheads, wellhead equipment, tanks, pumps, pump jacks, separators, dehydrators, flow lines and Facilities;

"THIRD PARTY" means any Person other than the Grantor, the Royalty Owner or their Affiliates;

"TITLE AND OPERATING DOCUMENTS" means:

(a) the contracts and agreements pursuant to which the Grantor derives its interest in the Properties, including Crown and freehold petroleum and natural gas leases, agreements of purchase and sale, farm-in agreements, unit agreements and royalty agreements; and

(b) contracts and agreements entered into in the normal course of the oil and gas business in connection with the exploitation of Petroleum and Natural Gas Rights or the operation of Facilities, including joint operating agreements, unit operating agreements, farmout agreements, pooling agreements, royalty agreements, common stream agreements, gas processing agreements, gas gathering agreements, agreements for the sale of Petroleum Substances, agreements relating to Surface Rights, agreements for the construction, ownership and operation of
         Facilities  and  agreements  for  the   transportation  of  Petroleum
         Substances;

"THE TRUST" means PrimeWest Energy Trust, a trust formed under to the laws of Alberta pursuant to the Declaration of Trust;

"UNITHOLDERS" means holders, from time to time, of Units; and

"UNITS" means fractional undivided interests in the Trust.

1.2      1990 CAPL TERMS - ADDITIONAL DEFINITIONS

         Terms which are defined in section 101 of the 1990 Canadian Association of Petroleum Landmen Operating Procedure to which a 1988 Petroleum Accountants Society of Canada Accounting Procedure is attached and which are not otherwise defined herein shall have the same meanings herein as are given to them therein.

1.3      NUMBER AND GENDER

         Words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

1.4      REFERENCES

         The table of contents and headings herein are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. A reference herein to an Article without further reference shall be a reference to an Article of this Agreement, and a reference to a section without further reference shall be a reference to a section, subsection, paragraph or clause of this Agreement, as applicable.

1.5      CHOICE OF LAW

         This Agreement shall be governed by the laws of the Province of Alberta and the laws of Canada applicable therein and shall be construed, interpreted and performed in accordance therewith.

1.6      ATTORNMENT

         Any legal action or proceedings with respect to this Agreement shall be brought in the courts of the Province of Alberta and the courts of appeal therefrom. Each Party hereby submits and attorns to and accepts for itself and in respect of its assets, irrevocably and unconditionally, the jurisdiction of such courts in respect of all matters arising out of this Agreement.

1.7      MONETARY SUMS

         All references herein to dollar amounts or sums of money are to lawful funds of Canada.

1.8      AMENDMENTS TO AGREEMENTS AND LAWS

         References herein to any agreement or instrument, including this Agreement, shall be deemed to be a reference to the agreement or instrument as varied, amended, modified, supplemented, or replaced from time to time and any specific reference herein to any enactment of law shall be deemed to include reference to such enactment as the same may be amended or re-enacted from time to time and every statute that may be substituted therefor, and in the case of any such amendment, re-enactment and substitution, any reference to such enactment should be read as referring to the amended, re-enacted or substituted provisions therefor.

1.9      MEANING OF "ACCRUED" AND "INCURRED"

         Except as otherwise expressed herein, for purposes hereof, amounts shall accrue or be incurred when they are treated as having accrued or having been incurred under GAAP, provided that:

         (a) costs and expenses of goods supplied, work performed or services provided will be treated as being incurred when the goods are supplied, the work is performed or the services are provided;

         (b) rentals and similar payments in respect of Surface Rights and Leases, insurance premiums, property taxes and assessments and amounts payable in respect of Third Party liability claims will be deemed to accrue when they are paid;

         (c) amounts payable on account of royalties and similar burdens in respect of production of Petroleum Substances, other than sulphur stored in pads, shall be deemed to accrue in the calendar month in which the Petroleum Substances are produced, provided that such amounts which are payable in respect of sulphur stored in pads will be deemed to accrue in accordance with GAAP; and

         (d) abandonment and reclamation costs will be deemed to accrue as and when the abandonment and reclamation work is done.

1.10     EFFECT OF RESTATEMENT

         This Agreement is an amendment and consolidation of, and replaces and supersedes all of, the following agreements:

         (a) PrimeWest Royalty Agreement dated October 16, 1996 between PrimeWest Energy Inc. and the Royalty Owner, as amended and restated;

         (b) PrimeWest Resources Royalty Agreement dated November 8, 1999 between PrimeWest Resources Ltd. and the Royalty Owner, as amended;

         (c) PrimeWest Royalty Corp. Royalty Agreement dated July 27, 2000 between PrimeWest Royalty Corp. and the Royalty Owner, as amended; and

         (d) PrimeWest Oil and Gas Royalty Agreement dated March 29, 2001 between PrimeWest Oil and Gas Corp. and the Royalty Owner, as amended.

This amendment and consolidation of the above agreements became necessary as a result of the amalgamation of each of PrimeWest Energy Inc., PrimeWest Resources Ltd., PrimeWest Royalty Corp. and PrimeWest Oil and Gas Corp. to form the Grantor effective January 1, 2002 and the amalgamation of PrimeWest Energy Inc. and PrimeWest Management Inc. effective November 7, 2002.

                                   ARTICLE 2
                                    ROYALTY

2.1      GRANT OF ROYALTY

         The Grantor hereby grants and sets over the Royalty to the Royalty Owner, on and subject to the terms and conditions hereof.

2.2      PAYMENT FOR ROYALTY

         The Royalty Owner hereby covenants and agrees to pay to the Grantor as consideration for the Royalty:

         (a)      the amount of $475,544,545, payable as follows:

                  (i) the amount of $129,919,463, by bank draft or certified cheque, payable to the Grantor or as directed by the Grantor, on October 16, 1996;

                  (ii) the amount of $99,600,000, by the execution by the Trustee on behalf of the Trust and the delivery to the Grantor of the Pledge Assignment Agreement;

                  (iii) the amount of $3,120,000, by bank draft or certified cheque, payable to the Grantor (or any of its predecessors) or as directed by the Grantor (or any of its predecessors), on November 8, 1999;

                  (iv) the amount of $57,180,238, by bank draft or certified cheque, payable to the Grantor (or any of its predecessors) or as directed by the Grantor (or any of its predecessors), on July 27, 2000; and

                  (v) the amount of $185,724,844, by bank draft or certified cheque, payable to the Grantor (or any of its predecessors) or as directed by the Grantor (or any of its predecessors), on March 29, 2001;

         (b) the Deferred Purchase Price Obligation payable from time to time upon notice from the Grantor to the Royalty Owner as provided for in section 2.3; and

         (c) the aggregate of all amounts paid or payable prior to the date hereof to the Trust in its capacity as the "Royalty Owner" under the royalty agreements described in paragraphs
                  (b), (c) and (d) of Section 1.10 as a "Deferred Purchase Price Obligation" under those royalty agreements.

2.3      DEFERRED PURCHASE PRICE OBLIGATION

         The Trust shall be obligated to pay the Deferred Purchase Price Obligation in respect of each Acquisition, other than the Acquisition of the Initial Properties, and any proposed Capital Expenditures provided that:

         (a) in respect of such Future Property to be acquired, the Grantor, by notice in writing to the Royalty Owner, has advised the Royalty Owner that the Grantor proposes to make an Acquisition of a Future Property in respect of which it has elected to designate a portion of the Acquisition Costs thereof as a Deferred Purchase Price Obligation or that the Grantor has incurred indebtedness in respect of Future Acquisition Costs not previously designated as a Deferred Purchase Price Obligation which it has elected to designate as a Deferred Purchase Price Obligation;

         (b) if the Grantor proposes to make an Acquisition of a Future Property through the acquisition by the Grantor of all of the outstanding securities of an entity which owns Petroleum and Natural Gas Rights or interests therein, that acquisition shall not be completed unless and until the Grantor and the entity to be acquired have agreed to structure that acquisition such that it is no less favourable to the Royalty Owner as would be the case if the Grantor had purchased those Petroleum and Natural Gas Rights or interests therein directly from such entity;

         (c) in respect of proposed Capital Expenditures, the Grantor, by notice in writing to the Royalty Owner, has advised the Royalty Owner that the Grantor proposes to incur Capital Expenditures which it has elected to designate as a Deferred Purchase Price Obligation or that the Grantor has incurred indebtedness in respect of Capital Expenditures not previously designated as a Deferred Purchase Price Obligation which it has elected to designate as a Deferred Purchase Price Obligation;

         (d) the notice referred to in section 2.3(a) or 2.3(b), as the case may be, is received by the Royalty Owner at least ten
                  (10) days before such Acquisition Costs or Capital Expenditures are to be incurred or such indebtedness in respect of same is to be satisfied by the Grantor; and

         (e) the Trust is able to fund the amount so designated as a Deferred Purchase Price Obligation from:

                  (i) the net proceeds of the issuance by the Trust of Units;

                  (ii)     the proceeds of any borrowings by the Trust;

                  (iii) proceeds of disposition of any interest in the Properties paid to the Royalty Owner; or

                  (iv) the proceeds of disposition of any portion of the Royalty sold in any Concurrent Disposition.

2.4      ROYALTY

         Subject to the terms and conditions hereof, the Royalty Owner, by virtue of being the owner of the Royalty, shall be entitled to the following:

         (a) subject to compliance with section 2.5, the Royalty Share of Production which the Royalty Owner elects to take in kind pursuant to section 2.5; and

         (b) a payment from the Grantor for each Month equal to the amount by which:

                  (i)      the Royalty Revenues for such Month; exceeds

                  (ii) the Deductible Production Costs for such Month, other than those reimbursed to the Grantor by the Royalty Owner pursuant to section 2.5(e).

2.5      RIGHT TO TAKE IN KIND

         (a) Subject to the terms of the Title and Operating Documents and compliance with section 2.5(e), if the Grantor is insolvent, the Royalty Owner shall have the right to take all (but not less than all) of the Royalty Share of Production for a Month in kind and separately dispose of them provided that:

                  (i) it has given not less than ninety (90) days' notice of its intention to do so to the Grantor;

                  (ii) concurrently with such notice, it has supplied the Grantor with an irrevocable, assignable documentary letter of credit payable by one or more sight drafts (with the only draw condition to be certification by the beneficiary that the Royalty Owner is in default of a reimbursement obligation hereunder) and issued by one of the five largest Canadian chartered banks to secure the Royalty Owner's obligations to reimburse the Grantor for the Deductible Production Costs paid by the Grantor while the Royalty Owner takes the Royalty Share of the Petroleum Substances in kind; and

                  (iii) it has provided evidence satisfactory to the Grantor that the Royalty Owner has made arrangements to take the Royalty Share of Production and dispose of that Royalty Share of
                           Production in compliance with the Title and Operating Documents.

         (b) Such letter of credit shall be in an amount equal to the aggregate Deductible Production Costs for the previous twelve Months as shown in the statement delivered to the Royalty Owner pursuant to section 3.2, shall be for a term of at least one year, and shall otherwise be on terms satisfactory to the Grantor.

         (c) An election by the Royalty Owner to take the Royalty Share of Production in kind for a Month shall remain in effect for subsequent Months unless and until revoked by at least ninety (90) days' written notice by the Royalty Owner to the Grantor, provided that if the Royalty Owner fails to comply with section 2.5(e) or does not replace the letter of credit which secures its obligations to reimburse the Grantor for Production Costs with a letter of credit as described in sections 2.5(a) and 2.5(b) (which shall be in an amount equal to the Deductible Production Costs for the twelve Months preceding the date upon which the new letter of credit is supplied to the Grantor) on or before the end of the Month immediately preceding the Month in which the letter of credit which is to be replaced will expire, the Royalty Owner will be deemed to have revoked its election to take the Royalty Share of Production in kind effective at the end of the Month in which such letter of credit will expire.

         (d) If the Royalty Owner elects to take the Royalty Share of Production in kind, the Grantor shall cause such Petroleum Substances to be delivered to the Royalty Owner at the appropriate well-site.

         (e) If the Royalty Owner elects to take the Royalty Share of Production in kind, the Royalty Owner shall:

                  (i) subject to the Title and Operating Documents, arrange for the sale of such Royalty Share of Production and the transportation thereof from the appropriate well-site; and

                  (ii) reimburse the Grantor for Deductible Production Costs and 99% of the net losses from Commodity Price Swaps and Currency Swaps for the period that the Royalty Owner takes the Royalty Share of Production in kind.

         (f) If the Royalty Owner elects to take the Royalty Share of Production in kind, the Royalty Owner shall be bound by, observe and perform all contracts applicable to the marketing and sale of such Petroleum Substances.

2.6      ROYALTY SHARE OF PRODUCTION NOT TAKEN IN KIND

         The Royalty Owner shall not own any of the Grantor's Share of Production except the Royalty Share of Production which it elects to take in kind pursuant to section 2.5.

2.7      PETROLEUM SUBSTANCES LOST OR USED IN OPERATIONS

         The Royalty shall not apply to any of the Grantor's Share of Production lost or consumed in operations.

2.8      NOT AN INTEREST IN LAND

         Each Party agrees that the Royalty shall not:

         (a)      be a covenant attached to or running with the Royalty Lands;

         (b)      attach to or form part of the Leases; or

         (c)      constitute an interest in land or real property.

2.9      REIMBURSEMENT OF NON-DEDUCTIBLE CROWN ROYALTIES

         Subject to the provision hereinafter contained in this section 2.9, the Royalty Owner shall reimburse to the Grantor 99% of all Non-Deductible Crown Royalties paid by the Grantor in respect of the Properties or the production of Petroleum Substances therefrom. The Grantor shall be entitled to set off Monthly Royalty Payments against amounts reimbursable to it pursuant to this section 2.9. Notwithstanding the foregoing, the Grantor may, in its sole discretion, waive its right to reimbursement of any Non-Deductible Crown Royalties to the extent of the amount of Non-Deductible Crown Royalties payable by the Grantor.

                                   ARTICLE 3
                                  ACCOUNTING

3.1      PAYMENTS

         On the fifteenth day of the Month following the end of a Month or the next following Business Day, if such day is not a Business Day, the Grantor shall pay the Monthly Royalty Payment for such Month to the Royalty Owner.

3.2      STATEMENTS

         Within one Month after the payment of each Monthly Royalty Payment the Grantor shall deliver to the Royalty Owner a statement setting forth:

         (a)      the  amount  of  the   Monthly   Royalty   Payment  for  the
                  immediately preceding Month;

         (b) all calculations used in determining the Monthly Royalty Payment for the immediately preceding Month;

         (c) the Grantor's Share of Production (itemized by product) sold during the immediately preceding Month except the Royalty Share of Production which the Royalty Owner takes in kind;

         (d)      the   Production   Revenues  and  Other   Revenues  for  the
                  immediately preceding Month;

         (e) an itemized list of the Production Costs and Deductible Production Costs for the immediately preceding Month;

         (f) the amount of Non-Deductible Royalties in respect of the immediately preceding Month which the Royalty Owner is required to reimburse to the Grantor pursuant to section 2.9 and whether or not such amounts have been set off against the Monthly Royalty Payment for the immediately preceding Month;

         (g) the estimated ARTC receivable by the Royalty Owner in respect of the immediately preceding Month; and

         (h) the net proceeds realized in respect of any Concurrent Disposition, if any, which were paid to the Royalty Owner in the immediately preceding Month.

3.3      OVERPAYMENTS

         If the payment made by the Grantor on account of the Royalty for a Month is greater than the actual amount to which the Royalty Owner is entitled pursuant to the terms of this Agreement, the Grantor will be entitled to recover the overpayment by set off against Monthly Royalty Payments for subsequent Months.

3.4      CARRY FORWARD OF DEDUCTIBLE PRODUCTION COSTS

         If the Deductible Production Costs for a Month exceed the Royalty Revenues for such Month, there shall be no Monthly Royalty Payment for such Month and the amount of the excess Deductible Production Costs shall be carried forward and treated as Deductible Production Costs for the following Month.

3.5      COLLECTION OF PRODUCTION REVENUES AND OTHER REVENUES

         The Grantor will use all commercially reasonable efforts to obtain the payment of Production Revenues and Other Revenues (excluding Production Revenues from the Royalty Share of Production which the Royalty Owner takes in kind) but shall not have any liability to the Royalty Owner to the extent that it fails to collect them, provided it makes commercially reasonable efforts to do so.

3.6      PAYMENT OF PRODUCTION COSTS

         The Grantor covenants and agrees to use the Production Revenues and the Other Revenues to pay Production Costs, in the following order of priority:

         (a)      first, Debt Service Costs;

         (b)      secondly,   payments   to  the   trustee   pursuant  to  the
                  Declaration  of  Trust,   including  fees  and  payments  to
                  indemnify the trustee thereunder; and

         (c)      thirdly, in payment of all other Production Costs.

                                   ARTICLE 4
                                   INSURANCE

4.1      INSURANCE

         The Grantor shall obtain and maintain such property damage and Third Party liability insurance to provide protection for the Properties which is at or above industry standards and which, in any event, will cover property damage, general liability and, where appropriate in the opinion of the Grantor, business interruption. Such insurance will be maintained with reputable insurers and in such amounts as the Grantor determines to be appropriate, having regard to insurance maintained pursuant to the Title and Operating Documents and normal oil and gas industry standards in Canada.

                                   ARTICLE 5
                               BOOKS AND RECORDS

5.1      EXAMINATION

         During the term hereof and for a period of two years thereafter the Grantor shall maintain complete books and records pertaining to:

         (a)      the Royalty;

         (b) the Grantor's Share of Production lost, consumed or sold by the Grantor; and

         (c) all calculations made by the Grantor to determine the amount of payments on account of the Royalty.

The Royalty Owner and its agents and advisors shall have the right at all reasonable times during business hours to inspect and make copies of such books and records to the extent reasonably necessary in order to verify the amounts paid or payable hereunder in respect of the Royalty.

5.2      AUDIT

         Upon notice to the Grantor, the Royalty Owner shall have the right to audit the books and records referred to in section 5.1 within the 24 month period next following the end of the calendar year to which they relate. The costs of any such audit shall be borne by the Royalty Owner. Any claims of discrepancies disclosed by such audit shall be made in writing to the Grantor within two months of the completion of such audit. The Grantor shall respond to any claims within six months of receipt of such claims. If the Grantor is unable to respond to the claims during the six month period, one extension of three months shall be allowed if requested in writing by the Grantor within such six month period.

5.3      CONFIDENTIALITY

         The Royalty Owner shall keep all information provided to it pursuant to this Agreement (including, without limitation, information made available to it in connection with the audits, examinations and inspections conducted by it pursuant to the foregoing provisions of this Article 5) strictly confidential, except for:

         (a) information which is or becomes publicly available through no act or omission of the Royalty Owner;

         (b)      information  which  becomes  available to the Royalty  Owner
                  from   a   source   other   than   the   Grantor,    without
                  confidentiality restrictions; and

         (c) information required to be disclosed by the Royalty Owner by law, rule or regulation of any securities commission, stock exchange or other public body having jurisdiction.

                                   ARTICLE 6
                                  OPERATIONS

6.1      GENERALLY

         Having regard to and subject to the provisions of the Title and Operating Documents and the Grantor's rights and obligations thereunder, the Grantor covenants to and in favour of the Royalty Owner that the Grantor shall use all reasonable commercial efforts so that:

         (a) operations on the Royalty Lands and lands pooled or unitized therewith for the recovery of Petroleum Substances and the operation of the Tangibles are conducted in a good and workmanlike manner, in accordance with good oilfield and engineering practice and in compliance with all applicable statutes, regulations, permits and governmental approvals;

         (b) all of its duties and obligations under the Title and Operating Documents are diligently and promptly performed and all amounts payable as rental, royalty or similar charges from time to time due in respect of the Properties are paid and all other actions as may be reasonably necessary to maintain the Title and Operating Documents in good standing at all times are taken, subject to the terms and provisions hereof, including Article 8; and

         (c) all Surface Rights needed for the proper operation of the Properties and the Tangibles are acquired and maintained in good standing and all taxes, rates, assessments and other amounts from time to time payable in respect of the Properties are promptly paid.

6.2      NO OBLIGATION TO DEVELOP

         Nothing contained in this Agreement shall impose any obligation, expressed or implied, on the Grantor to explore or develop the Royalty Lands.

6.3      COMPLIANCE WITH AND MAINTENANCE OF PROPERTIES AGREEMENTS

         The Grantor covenants to and in favour of the Royalty Owner that the Grantor will:

         (a) observe and perform all of its duties and obligations under the Title and Operating Documents; and

         (b) not, without the written consent of the Royalty Owner which will not be unreasonably withheld or delayed:

                  (i) agree to the amendment or termination of the Title and Operating Documents; or

                  (ii) waive or consent to a departure from the performance by any Person of any such Person's obligations under the Title and Operating Documents;

where such amendment, waiver or consent to departure could have a material, adverse effect on the Royalty or the rights and obligations of the Royalty Owner in respect of the Royalty, provided, however, that acts or omissions by Persons, including operators, beyond the reasonable control of the Grantor without specific authorization from the Grantor shall not constitute a breach of this section 6.3.

6.4      RIGHTS AND OBLIGATIONS

         Except for the Royalty Owner's rights and  obligations  under section
2.5 with respect to the Royalty Share of Production which it elects to take in kind, as between the Royalty Owner and the Grantor, the Grantor shall have exclusive control and authority over development of, and recovery of Petroleum Substances from, the Royalty Lands and lands pooled or unitized therewith, including, without limitation, making all decisions respecting whether, when and how to drill, complete, equip, produce, suspend, abandon and shut-in wells and whether to elect to convert royalties to working interests. The Royalty Owner covenants to and in favour of the Grantor that, as owner of the Royalty, it shall not be entitled to any interest in the Properties or the Title and Operating Documents and the Grantor covenants to and in favour of the Royalty Owner that the Royalty Owner, as owner of the Royalty, shall not be liable for any of the duties or obligations arising under the Title and Operating Documents or in connection with the Acquisition or operation of the Properties except as set forth in section 2.5.

6.5      MARKETING

         Subject to existing contracts for the sale of production and section 2.5, the Grantor shall arrange for the sale of the Grantor's Share of Production for the best prices and on the best terms reasonably available, provided that, so long as the Grantor acts bona fide and in good faith, it shall have complete discretion as to the terms, conditions and length of all contracts entered into for the sale of the Grantor's Share of Production and shall not be responsible for any loss or any alleged loss which may occur by reason of any change in economic or political circumstances or otherwise with respect to any such sales contract, so long as it acts in good faith and is not negligent. The Grantor shall be entitled to contract with a Third Party to market the Grantor's Share of Production.

6.6      ADDITIONAL TITLE AND OPERATING DOCUMENTS

         The Grantor shall, subject to section 6.3, have the right to enter into and amend Title and Operating Documents, from time to time, on such terms and conditions as it considers appropriate in its sole discretion, provided that it acts in accordance with prudent oil and gas industry practices and in good faith in connection therewith.

6.7      RESTRICTION ON CAPITAL EXPENDITURES

         The Grantor covenants in favour of the Royalty Owner that the Grantor's Share of Capital Expenditures incurred in respect of the Properties during a calendar year will not exceed 10% of the Grantor's Share of the net cash flow from the Properties (determined in accordance with GAAP, but on the basis that the Royalty did not exist) for the immediately preceding calendar year, except to the extent that:

         (a) the excess is funded from the net proceeds of a public offering of units in the Trust, borrowings pursuant to the Credit Facilities or the proceeds of a Concurrent Disposition or a combination thereof; or

         (b) the Grantor is obligated by the terms of a Title and Operating Document to pay such Capital Expenditures notwithstanding that it did not specifically authorize or approve them.

6.8      NO EXPLORATORY OPERATIONS

         The Grantor covenants in favour of the Royalty Owner that the Grantor will only expend funds on exploration activities if such undertaking is, in the opinion of the Grantor, in the best interests of the Trust or the Grantor is obligated by the terms of a

Title  and   Operating   Document  to  expend   funds  on  such   undertakings
notwithstanding that it did not specifically authorize or approve them.

6.9      NO OTHER BUSINESSES

         The Grantor covenants in favour of the Royalty Owner that the Grantor will not engage in any business or make any investments, either directly or through a subsidiary, a partnership or other vehicle other than business or investments which relate to the acquisition, development, exploitation, ownership and disposition of petroleum and natural gas properties and the other activities contemplated by this Agreement.

6.10     CREDIT FACILITIES UNAFFECTED

         Each Party covenants with the other that:

         (a) any liability or obligation of the Grantor or the Royalty Owner to a Lender in respect of a borrowing that contravenes the borrowing limitations contained in the Declaration of Trust shall not be affected, reduced or impaired by such contravention; and

         (b) the priority, validity, effectiveness and enforceability of any security interest granted by the Grantor or the Royalty Owner to any Lender and which contravenes the borrowing limitations contained in the Declaration of Trust shall not be affected, prejudiced or impaired by such contravention.

6.11     GRANT AND ASSIGNMENT OF SECURITY

         Notwithstanding sections 9.1 and 11.1, and subject to the borrowing limitations contained in the Declaration of Trust as qualified by section 6.10, the Grantor shall be entitled now or in the future to mortgage, pledge, charge, grant a security interest in or otherwise encumber any interest in the Properties, to secure any present or future obligation or liability of the Grantor that may arise pursuant to the Credit Facilities or Swap Arrangements and such encumbrance may be in priority to or subordinate to the Royalty. Royalty Owner shall from time to time acknowledge the priority of any security provided under the Credit Facilities over the Royalty.

6.12     RESTRICTIONS ON FUTURE ACQUISITIONS

         The Grantor will not make a Future Acquisition unless, in the opinion of the Grantor, it would be in the best interests of the Trust to do so.

                                   ARTICLE 7
                                   RESERVES

7.1      ESTABLISHMENT

         The Grantor shall establish the following reserves:

         (a) a reserve to fund the payment of future Production Costs (the "Production Costs Reserve");

         (b)      a reserve to fund future well bore and facility  abandonment
                  and   environmental   and   reclamation    obligations   and
                  liabilities (the "Reclamation Fund"); and

         (c) a reserve to hold certain excess Other Revenues (the "Excess Other Revenue Reserve").

The Reserves shall be owned by the Grantor and the Royalty Owner shall have no interest therein. Interest and other amounts earned by investing the funds in the Reserves shall be included in Other Income but will not form part of any of the Reserves except to the extent paid into the Excess Other Revenue Reserve pursuant to section 7.2(a).

7.2      CONTRIBUTIONS TO THE RESERVES

         (a) If the Other Revenues for a Month exceed 10% of the total of the Other Revenues for the Month and the Production Revenues for the Month, the Grantor shall pay the excess into the Excess Other Revenue Reserve prior to the fifteenth day of the second Month following the end of that Month.

         (b) The Grantor shall pay an amount per barrel of oil equivalent produced, determined by the Grantor from time to time, acting reasonably, less current year well bore and facility abandonment and environmental and reclamation obligations and liabilities, out of the Production Revenues and Other Revenues for a calendar year into the Reclamation Fund, in equal Monthly payments, for purposes of funding the
                  Grantor's future well bore and facility abandonment and environmental and reclamation obligations. The amount to be paid into the Reclamation Fund for such purposes may be adjusted by the Grantor from time to time, based on its assessment of its share of future well bore and facility abandonment and environmental and reclamation costs.

         (c) The Grantor shall pay such amounts of Production Revenues and Other Revenues into the Production Costs Reserve if, as and when the Grantor determines, in its reasonable discretion, that it is prudent to do so in accordance with prudent business practices to provide for payment of future Production Costs.

7.3      USE OF THE RESERVES

         From time to time when, in the reasonable opinion of the Grantor, it is prudent to do so, the Grantor may pay Production Costs with funds in the Production Costs Reserve or where the Grantor is of the opinion that any portion of the funds in the Production Costs Reserve are no longer necessary to fund future Production Costs, the Grantor may pay 99% of such amounts to the Royalty Owner. The Grantor shall only use the Reclamation Fund for purposes of funding the Grantor's well bore and facility abandonment and environmental and reclamation obligations. The Grantor may pay Production Costs with funds in the Excess Other Revenue Reserve, but only if in the opinion of the Grantor such payment will not have any adverse income tax consequences for the Grantor or the Royalty Owner. The Grantor may:

         (a)      hold the Reserves in one or more bank accounts;

         (b) invest the Reserves in Permitted Investments as it considers prudent from time to time; and

         (c)      commingle funds in the Reserves with any other funds.

The Grantor will not use the Reserves for any other purposes.

7.4      TERMINATION OF THE RESERVES

         When the term of this Agreement expires pursuant to section 10.1:

         (a) the Reclamation Fund will be used to pay all well bore and facility abandonment and environmental and reclamation costs and liabilities of the Grantor;

         (b) the Excess Other Revenue Reserve and the Production Costs Reserve will be used to pay:

                  (i) first, all obligations and liabilities of the Grantor in respect of the Credit Facilities and Swap Arrangements entered into by the Grantor with the Lender;

                  (ii) secondly, all liabilities and obligations of the Grantor in respect of other Credit Facilities and Swap Arrangements; and

                  (iii)    thirdly, all other Production Costs, and

         (c) when in the reasonable opinion of the Grantor, all well bore and facility abandonment and environmental and reclamation costs and liabilities of the Grantor have been satisfied and all Production Costs have been paid, the Reserves will be collapsed and 99% of the remainder in the Reserves, if any, shall be paid to the Royalty Owner and the balance of the funds in the Reserves, if any, shall be retained by the Grantor; provided that any amounts remaining in the Excess Other Revenue Reserve will not be paid to the Royalty Owner unless, in the opinion of the Grantor there would be no adverse tax consequences to the Royalty Owner or the Grantor as a result of such payment. Any amounts in the Excess Other Revenue Reserve that cannot be paid to the Royalty Owner shall be retained by the Grantor.

7.5      RECLAMATION TRUST

         Subject to the terms of the Credit Facilities, the Grantor and the Royalty Owner agree that if changes are made to the INCOME TAX ACT (Canada) so as to permit the formation of a trust or other fund which:

         (a) has characteristics similar to a mining reclamation trust as defined in the INCOME TAX ACT (Canada);

         (b) may be used to secure or otherwise provide funding for environmental and/or reclamation obligations relating to the Properties for which the Grantor may be liable; and

          (c) would have beneficial income tax consequences for the Grantor as determined by the Grantor, acting reasonably;

then:

         (d)      the Grantor shall establish such a trust or other fund;

         (e) the amount then contained in the Reclamation Fund shall be paid to such trust or other fund;

         (f) thereafter, amounts which would otherwise have been paid into the Reclamation Fund will, instead, be paid to such trust or other fund; and

         (g) thereafter, for purposes of computing Production Costs and Deductible Production Costs, payments to or from such trust or other fund shall be deemed to be payments to or from the Reclamation Fund.

                                   ARTICLE 8
                POOLING, UNITIZATION, SURRENDER AND ABANDONMENT

8.1      POOLING AND UNITIZATION

         The Grantor shall have full right, power and authority to pool or unitize any of the Petroleum and Natural Gas Rights comprised in the Properties, from time to time, with other Petroleum and Natural Gas Rights provided that, in the Grantor's sole discretion, the pooling or unitization is prudent and the terms thereof are in accordance with normal oil and gas industry practices.

8.2      SURRENDER

         Subject to the Title and Operating Documents, the Grantor may surrender a Lease, in whole or in part, to the lessor thereunder without the prior consent of the Royalty Owner if, the Grantor, acting reasonably and in accordance with prudent oil and gas industry practices, determines that none of the wells located on the lands covered by such Lease are capable of producing Petroleum Substances in paying quantities and it is prudent that such Lease be surrendered. From and after any such surrender, this Agreement and the Royalty shall cease to apply to the Royalty Lands surrendered except as to matters which occurred prior to the surrender.

8.3      ABANDONMENT

         The Grantor shall have full right, power and authority without the prior consent of the Royalty Owner to authorize the abandonment of any well comprised in the Properties if the Grantor, acting reasonably and in accordance with prudent oil and gas industry practices, determines that such well is not capable of producing Petroleum Substances in paying quantities.

                                   ARTICLE 9
                                  ASSIGNMENT

9.1      ASSIGNMENT

         Except as expressly permitted in this Agreement, neither the Grantor nor the Royalty Owner shall assign, sell, mortgage, pledge, charge, grant a security interest in or otherwise encumber or dispose of any interest in this Agreement without first notifying the other of its intention to do so and obtaining the written consent of the other Party, which consent shall not be unreasonably withheld or delayed. In any event no such assignment, sale, mortgage, pledge, charge, grant of a security interest, encumbrance or disposition shall be effective as against any other Party until the Person in whose favour it is made or granted shall have executed and delivered a written undertaking, in favour of and enforceable by, such other Party, agreeing to be bound by and perform all of the terms and provisions of this Agreement attributable to the interest acquired by it.

9.2      MULTIPLE ROYALTY OWNERS

         If the Royalty shall be owned by more than one Person, such owners shall designate one Person to receive all payments, statements and communications in respect of the Royalty on their behalf by written notice to the Grantor executed by all of them and, until the Grantor receives such written notice, the Grantor shall be entitled to make all payments on account of the Royalty, deliver all statements and communications hereunder and otherwise deal in all matters pertaining hereto with the last Person who was the sole owner of the Royalty.

9.3      DISPOSITIONS SUBJECT TO THIS AGREEMENT

         If either Party assigns, sells, mortgages, pledges, charges, transfers, conveys, grants any security interest in, or otherwise disposes of or encumbers any interest in this Agreement, then subject to that Party complying with the provisions of section 9.1 each Party thereto shall adopt the position in any matter arising pursuant to this Agreement, that the Person that is the grantee of such disposition or encumbrance is subject to the terms and conditions of this Agreement which are applicable to any interest transferred by such disposition or encumbrance.

                                  ARTICLE 10
                               TERM OF AGREEMENT

10.1     TERM

         Subject to Article 11, this Agreement shall continue in full force and effect for so long as there are Petroleum and Natural Gas Rights to which the Royalty applies. Thereafter, this Agreement shall nevertheless remain in full force and effect:

         (a) in respect of any accrued and unfulfilled obligations of either Party; and

         (b)      as to sections 5.1, 5.3 and 7.4 and Article 11.

                                  ARTICLE 11
                                 DISPOSITIONS

11.1     RESTRICTIONS ON DISPOSITION OF PROPERTIES

         The Grantor will not sell, transfer, assign, exchange, mortgage, pledge, charge or otherwise dispose of or encumber the Properties except as permitted in this Agreement, unless the written consent to any such disposition or encumbrance is first obtained from the Royalty Owner, which consent shall not be unreasonably withheld.

11.2     DISPOSITIONS OF TANGIBLES AND MISCELLANEOUS ASSETS

         The Grantor shall have the right and be permitted to:

         (a) dispose of Tangibles and Miscellaneous Assets which, in the reasonable opinion of the Grantor, are not required to exploit the Petroleum and Natural Gas Rights comprised in the Properties in accordance with good oilfield practices; and

         (b) license seismic and other data comprised in the Properties on such terms and conditions as the Grantor considers appropriate, in its sole discretion.

11.3     DISPOSITIONS OF PETROLEUM AND NATURAL GAS RIGHTS

         The Grantor shall have the right and be permitted to sell interests in Petroleum and Natural Gas Rights comprised in the Properties, either by themselves or together with interests in related Tangibles and Miscellaneous Interests, and the Royalty Owner shall concurrently sell the Royalty to the extent it relates to such interests only if each of the following criteria is satisfied by such sale:

         (a) if the Reserve Value of the interests in the Properties to be sold pursuant to such sale is greater than 25% of the Reserve Value of the aggregate of all of the Properties and all of the properties owned by subsidiaries of the Grantor, the Royalty Owner or both of them, the sale has been approved by a Special Resolution of the Unitholders;

         (b) the consideration for such sale is comprised of cash or other Petroleum and Natural Gas Rights and related Tangibles and Miscellaneous Assets, or a combination thereof; and

         (c) the Grantor is of the reasonable opinion that such sale is in the best interests of the Unitholders.

A sale which satisfies the criteria set forth in this section 11.3, other than a sale which the Grantor is permitted to make under another provision of this Agreement, is referred to herein as a "Concurrent Disposition".

11.4     CONCURRENT DISPOSITION DOCUMENTATION

         If a Concurrent Disposition is made, the Royalty Owner shall execute and deliver all such instruments, documents, transfers, conveyances and acknowledgments as the Grantor may reasonably request in connection with such Concurrent Disposition in order to effect the disposition of any interest comprised in such Concurrent Disposition.

11.5     MERGER ON CONCURRENT DISPOSITION

         Upon the completion of a Concurrent Disposition, the interest in the Royalty sold in such Concurrent Disposition shall merge in the interest in the Properties sold in such Concurrent Disposition and the interest in the Royalty shall thereupon terminate.

11.6     PROCEEDS OF A CONCURRENT DISPOSITION

         (a) If a sale of Properties involves a sale of Petroleum and Natural Gas Rights comprised therein and constitutes a Concurrent Disposition, ninety-nine percent (99%) of the net proceeds allocated to such Petroleum and Natural Gas Rights under the purchase agreement in respect of such Concurrent Disposition shall be allocated to the interests in the Royalty sold by the Trust in such Concurrent Disposition, one percent (1%) of the net proceeds allocated to such Petroleum and Natural Gas Rights under the purchase agreement in respect of such Concurrent Disposition shall be allocated to the interests in Petroleum and Natural Gas Rights sold by the Grantor in such Concurrent Disposition and all amounts allocated to Tangibles and Miscellaneous Interests under the purchase agreement in respect of such Concurrent Disposition shall be allocated to the interests of the Grantor in the Tangibles and Miscellaneous Interests sold by the Grantor in such Concurrent Disposition and shall be included in Other Income.

         (b) Subject to the rights of a Lender, the Grantor shall hold the net proceeds of sale allocated to the interests in the Royalty pursuant to section 11.6(a) in trust for the Trust, shall invest such proceeds of sale in Permitted Investments and shall, unless such proceeds are first used to pay any Deferred Purchase Price Obligation or any Production Costs, pay such proceeds of sale, and all interest and other income received in respect thereof to the Royalty Owner, with the last Monthly Royalty Payment due in respect of the calendar year during which such Concurrent Disposition was completed.

11.7     MERGER UPON FARMOUT

         The Grantor shall be entitled to enter into farmout agreements with any Person in respect of the Petroleum and Natural Gas Rights comprised in the Properties, whereby such Person may acquire an interest in such Petroleum and Natural Gas Rights in exchange for the payment of Capital Expenditures, or other consideration, incurred with a view to exploit such Petroleum and Natural Gas Rights. Upon the date on which any Person earns any interest in the Petroleum and Natural Gas Rights comprised in the Properties pursuant to such a farmout agreement, the interest in the Royalty to the extent it relates to the interest in such Petroleum and Natural Gas Rights earned by such Person shall merge in the interest of such Petroleum and Natural Gas Rights and such interest in the Royalty shall thereupon terminate. Any interest retained by or acquired by the Grantor pursuant to such farmout agreements shall form part of the Properties and remain or become subject to the Royalty.

                                  ARTICLE 12
                             NOTICES AND PAYMENTS

12.1     ADDRESSES FOR SERVICE AND PAYMENTS

         All payments hereunder in respect of the Royalty shall be paid or tendered to the Royalty Owner at its address for notices hereunder or such other place or depository as the Royalty Owner may request by written notice to the Grantor, provided that no change in the place at which payments on account of the Royalty are to be paid or tendered shall be effective until 30 days after written notice thereof has been provided to the Grantor by the Royalty Owner.

12.2     GIVING AND DEEMED RECEIPT OF NOTICES

         Whether or not so stipulated herein, each notice, communication or statement (herein called a "notice") required or permitted hereunder shall be in writing. A notice may be served:

         (a) by delivering it to the Party to whom it is being given at that Party's address for notices hereunder, provided such delivery shall be during normal business hours of the addressee. Such notice shall be deemed received by the addressee when actually delivered as aforesaid; or

         (b) by telecopier (or by any other like method by which a written and recorded message may be sent) directed to the Party to whom it is being given at that Party's telecopy number for notices hereunder. Such notices shall be deemed received by the addressee thereof (i) when actually received by it if sent within the normal working hours of a Business Day, or (ii) otherwise at the commencement of the next ensuing Business Day following transmission thereof.

12.3     ADDRESSES

         The address and telecopy number for notices hereunder of the Grantor and the Royalty Owner shall be as follows:

GRANTOR:              PrimeWest Energy Inc.
                      5100, 150 - 6th Avenue S.W.
                      Calgary, Alberta
                      T2P 3Y7

                      Attention:   President and Chief Executive Officer
                      Fax:         (403) 699-7474

ROYALTY OWNER:        Computershare Trust Company of Canada
                      Suite 710
                      530 - 8th Avenue S.W.
                      Calgary, Alberta
                      T2P 3S8

                      Attention:    Manager, Corporate Trust Department
                      Fax:          (403) 267-6598

12.4     CHANGE OF ADDRESS

         A Party may change its address or telecopy number for notices hereunder by notice to the other Party.

                                  ARTICLE 13
                                 MISCELLANEOUS

13.1     ENUREMENT

         This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

13.2     WAIVERS IN WRITING

         No waiver by any Party of any breach of any of the covenants, conditions and provisions herein contained shall be effective or be binding on any other Party unless such waiver is expressed in writing and any waiver so expressed shall not limit or affect its rights with respect to any other or future breach.

13.3     TIME OF ESSENCE

         Time is of the essence of this Agreement.

13.4     NO PARTNERSHIP

         Nothing herein shall be construed as creating a partnership and no Party shall have any partnership rights or liabilities hereunder or in connection herewith.

13.5     SEVERABILITY

         The terms and provisions of this Agreement are severable. In the event of the unenforceability or invalidity of any one or more of the terms or provisions of this Agreement under applicable law, such unenforceability or invalidity shall not render any of other terms or provisions hereof unenforceable or invalid and the Parties agree that this Agreement shall be construed as if such unenforceable or invalid term or provision was never contained herein.

13.6     AMENDMENTS

         No amendment, alteration or variation of this Agreement or any of its terms or provision shall be binding upon the Parties unless made in writing and signed by the duly authorized representatives of each of the Parties.

                                  ARTICLE 14
                             CONCERNING THE TRUSTEE

14.1     ACKNOWLEDGMENT

         The Parties hereto acknowledge that Computershare Trust Company of Canada is entering into this Agreement solely in its capacity as trustee of the Trust and the obligations of Computershare Trust Company of Canada hereunder shall not be personally binding upon Computershare Trust Company of Canada or any of the Unitholders and that any recourse against the Trust, Computershare Trust Company of Canada, as trustee of the Trust, or any Unitholder in any manner in respect of any indebtedness, obligation or liability of the Trust arising hereunder or arising in connection herewith or from the matters to which this Agreement relates, if any, including without limitation, claims based on negligence or otherwise tortious behaviour, shall be limited to, and satisfied only out of, the Trust Fund as defined in the Declaration of Trust.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the 5th day of May, 2005.


PRIMEWEST ENERGY INC.                    COMPUTERSHARE TRUST COMPANY OF
                                         CANADA, in its capacity as trustee of
                                         PRIMEWEST ENERGY TRUST


Per: _____________________________       Per: _____________________________


Per: _____________________________       Per: _____________________________